Exhibit 23

                                 ARTHUR ANDERSEN




                       CONSENT OF INDEPENDENT ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation of our reports included (or incorporated by reference) in this Form 8-K, into the Company's previously filed Registration Statement File No. 333-56574.



  /s/ ARTHUR ANDERSEN LLP
  Atlanta, Georgia
  March 6, 2001